
MOVING WATER. MOVING FUEL.
MOVING FORWARD.

Baird Investor Conference

Gregg Sengstack, Chairman and CEO
John J. Haines, VP – Chief Financial Officer

November 2019

Franklin Electric

Franklin Electric

SAFE HARBOR STATEMENT:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company's accounting policies, future trends, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2018, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

Franklin Electric



First 9 Months of 2019 Results

(Amounts in millions except share data)


Sales
$981.5
$994.5
$1,000
$800
$600
$400
$200
$0
YTD 2018
YTD 2019


E.P.S.
(before restructuring)
$1.74
$1.64
$2.00
$1.50
$1.00
$0.50
$-
YTD 2018
YTD 2019


Operating Cash Flow
$60.4
$90.2
$100
$80
$60
$40
$20
$0
YTD 2018
YTD 2019

Weather driven earnings decline. Substantial improvement in cash flow.

STRATEGIC FOCUS:

To grow as a global provider of water and fuel systems, through geographic expansion and product line extensions, leveraging our global platform and competency in system design.

Franklin Electric



Strategic Focus

Residential, Agricultural, Commercial Water Systems	Complete Fueling Systems
$6.0 B Global Market Potential[(1)]	$1.2 B Global Market Potential[(1)]



- Strong Brand Franchise
- #1 or #2 in Addressable Markets
- Growing Global Footprint
- Fragmented Customer Base
- Fragmented Supply Base



- Mission Critical Products and Systems
- Applications with High Cost of Downtime
- Contractors Value Technical Support
- Deep Understanding of Applications

[(1)] Current Franklin management estimates



Franklin Electric – Revenue Sources

WATER SYSTEMS $800M (60%)	FUELING SYSTEMS $285M (20%)	DISTRIBUTION $270M (20%)


GROUNDWATER
60%


GREYWATER
15%


LARGE
DEWATERING
15%


CONDENSATE AND
OTHER INDUSTRIAL
10%


FUELING SYSTEMS


WATER WELL


WASTEWATER
ACCESSORIES
DRILLING SUPPLIES
COMMERCIAL & INDUSTRIAL
IRRIGATION
TREATMENT

Global Footprint


Locations with 50+ employees

Image Source: NASA's Earth Observatory

Franklin Electric

Sales in Developing Regions

Constant Currency



9% growth per year (CAGR)
($ in millions)
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$246
$286
$335
$356
$413
$459
$481
$500
$533
$553
2010
2011
2012
2013
2014
2015
2016
2017
2018
TTM 2019

Headwater Companies

- Extend our position in groundwater
- Move closer to contractor
- Optimize supply chain
- Opportunities to move into adjacencies:
  - Filtration
  - Treatment
  - Irrigation
  - Commercial


MILAN
SUPPLY COMPANY
*Acquired in 2019

Product Line Extensions

Water Systems



Fueling Systems





Innovations in Water Systems

Inline Delta Pressure Booster

High-Rise Buildings & Light Industrial Applications

Quiet modular design with built-in proprietary protection features.


INLINE DELTA

High-Efficiency Permanent Magnet Motors

4 & 6 inch encapsulated submersible motors with lower operating costs.



Variable Frequency Drives

with Bluetooth-Enabled Mobile Apps

Residential/Commercial HVAC, Cooling Tower, & Pumping Applications


Q-LINK

High-Efficiency Submersible Pumps

Patent-pending design configurations exceed U.S. Dept of Energy regulations





Innovations in Fueling Systems

EVO 200/400 Fuel Management

Highly accurate Automated Tank Gauges for small to mid-size fuel systems

EVO™ SERIES


EVO
EVO SERIES
Franklin Fueling Systems
KWIK TRIP

FFS PRO Verify Installation Assurance

Cloud service that provides remote installation quality and safety assurance.

FFS PRO FACTORY VERIFIED


FFSPRO VERIFY
Site Verification Checkpoint Report
Loves

Corrosion Control In-Tank & In-Sump

Mitigates corrosion and protects sites from its potentially costly effects.

CORROSION CONTROL SYSTEM


CORROSION
Wawa

Organic Sales Growth[a]


Water
Fueling
Distribution
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-7.2%
2.1%
5.1%
5.2%
2.5%
8.2%
8.1%
15.0%
3.1%
0.9%
3.5%
-1.5%
2015
2016
2017
2018
YTD 2019

(a) Distribution first measured in 2018. Excludes acquisitions for one year and impact of Foreign Currency translation.

Franklin Electric

Sales & EPS



Consolidated Sales
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
($ in millions)
$925
$950
$1,125
$1,298
$995
2015
2016
2017
2018
YTD 2019



EPS (before restructuring)
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$1.54
$1.64
$1.92
$2.26
$1.64
2015
2016
2017*
2018
YTD 2019

*2017: EPS (Before Restructuring and the US Tax law changes)

Cash Flow



$120
$100
$80
$60
$40
$20
$-
($ in millions)
$73
$76
$79
$82
$78
$34
$106
$107
$76
$75
2015
2016
2017
2018
YTD 2019
Net Income
FCF (Cash Flow from Operations less net Capital Expenditures)



Dividends


Dividends ($ per Share)
14% growth per year (CAGR)
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
1993
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2015
2016
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2018
YTD 2019


MOVING WATER. MOVING FUEL.
MOVING FORWARD.

Baird Investor Conference

Gregg Sengstack, Chairman and CEO
John J. Haines, VP – Chief Financial Officer
November 2019

Franklin Electric